SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Polices (Tables)	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Schedule of Company’s subsidiaries presented an impact on Hyperinflationary Economies

During the year ended December 31, 2021, as a result of the application of the CPC 42 (IAS 29 – Financial Reporting in Hyperinflationary Economies), the Company’s subsidiaries presented an impact for the year as follows:

	Consolidated
	2021	2020
Net loss on hyperinflationary economy adjustment	(165,826)	(55,277)
Impact on profit or loss	(26,528)	18,667
Monthly average exchange rate impact	218,227	32,160
Capital reserve	-	58,496
Profit reserve	-	8,292

Summary of Information About Company Principal Subsidiaries

Below is a list of the Company’s direct subsidiaries as of December 31, 2021, 2020 and 2019:

	Interest - %
	2021	2020	2019
Direct interest:
Avon Products, Inc.	100.00	100.00	-
Natura Cosméticos S.A.	100.00	100.00	100.00
Natura &Co International S.à r.l.	100.00	100.00	-